UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 18, 2004

                              IMMUNICON CORPORATION
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               (Exact name of registrant specified in its charter)

           Delaware                       000-50677              23-2269490
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(State or other jurisdiction of       (Commission File        (I.R.S. Employer
        incorporation)                     Number)           Identification No.)

3401 Masons Mill Rd., Suite 100, Huntingdon Valley,
                  Pennsylvania                                     19006
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      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone, including area code:    (215) 830-0777

                                 Not applicable.
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         (Former name and former address, if changed since last report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

            99.1 - Press release dated August 18, 2004

Item 13. Other Items.

      On August 18, 2004, Immunicon Corporation ("Immunicon") issued a press release announcing that the August 19, 2004 issue of The New England Journal of Medicine (351; 781-791, 2004) published the results of a prospective study sponsored by Immunicon showing that the number of circulating tumor cells (CTCs) in 7.5 mL of blood taken from women with metastatic breast cancer can predict progression-free and overall survival. A copy of Immunicon's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IMMUNICON CORPORATION

Date: July 28, 2004           By:    EDWARD L. ERICKSON
                                     ------------------------------------------
                              Name:  Edward L. Erickson
                              Title: Chairman of the Board, President and
                                     Chief Executive Officer

Date: July 28, 2004           By:    JAMES G. MURPHY
                                     ------------------------------------------
                              Name:  James G. Murphy
                              Title: Senior Vice President, Finance and
                                     Administration and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number    Document
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99.1              Press release dated July 28, 2004.